Fundrise Real Estate Interval Fund, LLC

Schedule of investments (unaudited)	March 31, 2021

DESCRIPTION	VALUE (USD)
Real estate co-investment joint ventures - 88%

Residential - 38%
Fundrise SFR JV 1, LLC
(Cost - $47,763,999)	$47,763,999

Multi-family - 50%
Fundrise MF JV 1, LLC
(Cost - $60,892,920)	$60,892,920

Total investments - 88%
(Cost - $108,656,919)	$108,656,919
Other assets in excess of liabilities - 12%	$14,184,599
Total net assets - 100%	$122,841,518

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	Formation and Organization

Fundrise Real Estate Interval Fund, LLC (the “Fund”) is a Delaware limited liability company and intends to elect to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund. The Fund’s registration statement was declared effective on December 18, 2020. The Fund commenced investment operations on January 1, 2021.

The Fund’s investment objective is to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate and publicly traded real estate-related investments. The Fund typically gains exposure to its Private Commercial Real Estate through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Real Estate Investment Vehicles”). Initially, the Real Estate Investment Vehicles are expected to primarily consist of entities in which the Fund will co-invest alongside affiliates of the Fund, including those of the Adviser (“Real Estate Co-Investment Entities Joint Ventures”), pursuant to the terms and conditions of the exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) to the Fund, allowing the Fund to co-invest alongside certain entities affiliated with or managed by the Adviser.

The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.

2.	Significant Accounting Policies

Fund Valuation

The net asset value (“NAV”) of the Fund’s Shares is calculated daily on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern Standard Time. NAV per Share is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding.

Valuation Oversight

The Board has approved procedures pursuant to which the Fund values its investments, and has delegated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.

In calculating the Fund’s NAV, the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used if a ready market for the investments existed. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.

Fair Value Measurement

The following is a summary of certain of the methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:

Real Estate Co-Investment Joint Ventures (non-consolidated) are stated at fair value. The Fund’s ownership interests are valued based on the fair value of the underlying real estate and any related mortgage loans payable. The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions. The fair values of mortgage and senior notes payable are generally determined by discounting the difference between the contractual interest rates and estimated market interest rates considering changes in credit spreads, as applicable. The significant unobservable inputs used in the fair value measurement of the Fund’s mortgage notes payable are the selection of certain credit spreads and the loan to value ratios. The significant unobservable inputs used in the fair value measurement of the Fund’s senior notes payable are the selection of certain credit spreads.

Fair value guidance defines fair value, establishes a framework for measuring fair value, and establishes disclosures about fair value measurements. U.S. Generally Accepted Accounting Principles defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

We determine the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:

Level 1 – Quoted market prices in active markets for identical assets or liabilities.

Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).

Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques include use of option pricing models, discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or valuations that require significant management judgment or estimation.

The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund’s investments carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Real estate co-investment joint ventures	$—	$—	$108,656,919	(1)	$108,656,919
Total investments	$—	$—	$108,656,919		$108,656,919

(1)	Real Estate Co-Investment Joint Ventures are valued at cost as of March 31, 2021 in accordance with procedures approved by the Board of Directors.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment Type	Real estate co-investment joint ventures
Balance as of January 1, 2021	$—
Accrued discounts (premiums)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	108,656,919
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of March 31, 2021	$108,656,919
Change in unrealized appreciation/depreciation for the period ended March 31, 2021, related to Level 3 investments held at March 31, 2021	$—

During the three months ended March 31, 2021, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Balance as of March 31, 2021
Fundrise SFR JV 1, LLC	N/A(1)	$—	$—	$—	$47,763,999
Fundrise MF JV 1, LLC	N/A(1)	—	—	—	60,892,920
Total	N/A	$—	$—	$—	$108,656,919

(1)	As of March 31, 2021, the investments in affiliates consists of co-investments in joint ventures in exchange for membership interests. As of March 31, 2021, the Fund owns 90% of the membership interests in each of Fundrise SFR JV 1, LLC and Fundrise MF JV 1, LLC.